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                        [THE VANGUARD GROUP /(R)/ LOGO]
                    VANGUARD(R) CONVERTIBLE SECURITIES FUND
                          SUPPLEMENT TO THE PROSPECTUS

IMPORTANT CHANGES TO VANGUARD CONVERTIBLE SECURITIES FUND

FUND CLOSED TO NEW AND EXISTING SHAREHOLDERS
Effective as of the close of business on May 14, 2004, Vanguard Convertible Securities Fund stopped accepting new shareholders, and prohibited existing shareholders from making any additional purchases during the closed period. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. There is no specific time frame for when the Fund will reopen.


FUND REDEMPTIONS
During the closed period, shareholders may continue to redeem Fund shares using any method described in the Fund's prospectus.

Vanguard Convertible Securities Fund may modify these transaction policies at any time without advance notice to shareholders. Please call Vanguard for more detailed information about the Fund's transaction policies. Investors in nonretirement accounts and IRAs should call Vanguard's Investor Information Department at 1-800-662-7447. Participants in employer-sponsored retirement plans should call Vanguard(R) Participant Services at 1-800-523-1188.


















(C)2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PSB82 122004